Exhibit 10.1

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Modification No. 26

To the

WorldView3 Instrument Purchase Agreement #60151

This Modification No. 26 (“the Modification”) to WorldView 3 Instrument Purchase Agreement #60151 (“the Agreement”) is entered into by and between DigitalGlobe, Inc. (“DigitalGlobe”), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601 Dry Creek Drive, Suite 260, Longmont, CO 80503; and ITT Space Systems, LLC., a subsidiary of Exelis, Inc. a Delaware corporation with its principal offices located at 400 Initiative Drive, Rochester, New York, 14606-0488 (“Contractor”).  As used in this Agreement, “Party” means either DigitalGlobe or Contractor, as appropriate, and “Parties” means DigitalGlobe and Contractor.

WHEREAS, DigitalGlobe and Contractor entered into the WorldView3 Instrument Purchase Agreement #60151 (“Agreement”) on August 27, 2010;

Now, THEREFORE, the parties hereby agree to amend the Agreement to incorporate the following [**Redacted**] 13-183 (rev 1)- (included as Attachment # 1) and the Exelis Inc. WV-3 [**Redacted**] (included as attachment #2):

Scope:

The Purchase Agreement #60151 provides that the Contractor shall [**Redacted**].  Thus DG is [**Redacted**].  Contractor is then directed by the Agreement to invoice DigitalGlobe for that [**Redacted**].  This modification covers that activity.

Price:                            The [**Redacted**] for this modification is $508,027.00 dollars (option 2 under Attachment #2, which includes a [**Redacted**]).

Period of Performance:  This [**Redacted**] takes effect upon the [**Redacted**].

Payment Milestone:

Payment Milestones # 162 - Invoice Received from [**Redacted**], is hereby added via this Modification #26.

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

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SUMMARY

The value for this Modification #26 is outlined in the following table:

Change#	Change Description	$
026	[**Redacted**]	$508,027.00

	TOTAL	$508,027.00

Contract Value Summary

Previous Contract Value	$169,729,033.00
Specification Revision 8	$508,027.00
New Contract Value	$170,237,060.00

Unless otherwise expressly provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

This Modification No. 26 is hereby executed and agreed to by DigitalGlobe and Contractor and shall be binding and effective as of the last date executed below.

ITT Space Systems, LLC		DigitalGlobe, Inc.

/s/ [**Redacted**]		/s/ Walter S. Scott
Signature		Signature

Name: [**Redacted**]		Name: Walter S. Scott

Title: [**Redacted**]		Title: CTO & Executive V.P.

Date:	Sept 9, 2013	Date:	September 6, 2013

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

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Attachment 1

ITT Exelis [**Redacted**] 13-183 (rev 1)

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

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[**Redacted**]
Contract Manager
ITT Space Systems, LLC
Rochester, New York 14606
tel [**Redacted**]
fax [**Redacted**]
[**Redacted**]

August 13, 2013

DigitalGlobe, Inc.

Sent via sharepoint to:

[**Redacted**]

[**Redacted**]

Subject: Revised Proposal 13-183 (Rev 1) — [**Redacted**]

Dear Jim:

ITT Space Systems, LLC, a subsidiary of Exelis, Inc. (Exelis) is pleased to submit this [**Redacted**] proposal for [**Redacted**] per prime contract 60151.

CONTRACT TYPE:

The [**Redacted**] options are:

1)             [**Redacted**]

2)             [**Redacted**]

A clarification of the breakdown of costs associated with option #1 and #2 are:

[**Redacted**]	$	[**Redacted**]
[**Redacted**]	$	[**Redacted**]
[**Redacted**]	$	[**Redacted**]
[**Redacted**]	$	[**Redacted**]

[**Redacted**]	$	[**Redacted**]
[**Redacted**]	$	[**Redacted**]

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

[**Redacted**]	$	[**Redacted**]
[**Redacted**]	$	[**Redacted**]

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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2)             [**Redacted**]

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DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Attached as part of this proposal are the terms and conditions [**Redacted**].

INVOICING/BILLING:

Invoicing and billing will be in accordance with the original contract #60151. A new Milestone will be added to the contract as follows:

#162 — Invoice [**Redacted**]

U.S. Export Law, as contained in the International Traffic in Arms Regulations (ITAR), is applicable to the information provided with the finished optics. This technical information is not to be placed in the public domain, exported from the U.S., given to any foreign person in the U.S. or re-exported without the prior specific written authorization of Exelis, Inc. and the U.S. Department of State.  Any ITT Space Systems, LLC agreement to provide technical data, defense services, and/or hardware to any foreign party under this contract is contingent upon receipt of proper U.S. Government export authorizations.  In the event a license permit cannot be obtained to export the product and/or data included in this order, or it is later revoked, this order is null and void and of no effect.

ITT Space Systems, LLC appreciates the opportunity to provide this proposal.   Should you have any questions or require additional information, please feel free to contact me directly.

Regards,

[**Redacted**]

[**Redacted**]

Contract Manager

ITT Space Systems, LLC

Rochester, New York 14606

[**Redacted**]

[**Redacted**]

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

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Attachment 2

Exelis Inc. WV-3 [**Redacted**]

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

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1. [**Redacted**]

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DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

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[**Redacted**]

DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

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DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

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DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

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DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

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DigitalGlobe Proprietary and Confidential

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FOIA CONFIDENTIAL TREATMENT REQUESTED

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DigitalGlobe Proprietary and Confidential

Use or disclosure of data is subject to the restriction on the title page of this document.